JP Morgan Healthcare Conference January 10, 2024 Patrick Kaltenbach, CEO

Safe Harbor Statement 2 Statements in this presentation which are not historical facts constitute “forward looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934. These statements involve known and unknown risks, uncertainties and other factors that may cause our or our businesses, actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements. For a discussion of these risks and uncertainties, please see "Factors Affecting Our Future Operating Results" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the most recently completed fiscal year and other reports filed with the SEC from time to time.

0 100 200 300 400 500 600 700 800 13 14 15 16 17 18 19 20 21 22 23 Long Term Track Record of Performance 3 (1) Represents non-GAAP financial measures; a reconciliation to US GAAP metrics is provided in the appendix. $5.00 $15.00 $25.00 $35.00 12 13 14 15 16 17 18 19 20 21 22 2,000 2,600 3,200 3,800 12 13 14 15 16 17 18 19 20 21 22 in mUSD Growing Sales (1) LC CAGR: 6% Expanding Operating Margins (1) CAGR: 15% Strong EPS Growth (1) 16% 19% 22% 25% 28% 31% 12 13 14 15 16 17 18 19 20 21 22 Excellent Shareholder Returns S&P 500 CAGR: 15%

Laboratory: Innovative Analysis for R&D Labs 4 High-end Automation Balance Pipettes Analytical Instruments Highest precision and flexibility in analysis and measurement to accelerate our customers R&D AutoChem Solutions LabX Software

Laboratory: Support for Effective Quality Control 5 Balances Analytical Instruments LabX Software Efficient processes in sample analysis and full support of customers regulatory and documentation requirements

Laboratory: Continuous Monitoring in Process Control 6 On-line TOC and Conductivity Analyzer pH, Conductivity, and Turbidity Sensors Oxygen, CO2, and Pressure Sensors Intelligent Sensor Management increases reliability of measurement results, eliminates waste and reduces downtime Transmitters

Industrial: Comprehensive Solutions for Production 7 Weighing Terminals Bench and Floor Scales Software Tailored weighing solutions for production and logistics, from formulation to data management Load Cell and Weigh Modules Logistics Solutions

Industrial: Product Inspection for Quality 8 Check Weighing Metal Detection X-ray Inspection Detection of physical contaminants and non-conformances in food Vision Inspection ProdX Software

Service Solutions Across the Entire Lifecycle 9 Maximize Uptime Optimize Performance Ensure Compliance Comprehensive service solutions to maintain quality, ensure compliance, and optimize performance Enhance Expertise

Competitive Advantages Leader in fragmented markets 10 Unique sophisticated sales and marketing programs Strong China market position and leverage Direct sales network with excellent application knowledge Global supply chain, Blue Ocean and manufacturing powerhouse Excellent brand, comprehensive product offering, installed base Superior and extensive global service force Culture of operational excellence and execution Long history of innovation and strong product portfolio

METTLER TOLEDO | 11

Diversified Market Segments and Geographies

Balanced sales mix across attractive market segments

- Life Sciences, Food Manufacturing, and Chemical markets represent over 70% of sales and benefit from favorable long-term structural growth drivers
- Attractive end markets that reward automation/productivity, and digitalization/compliance
- No end customer > 1% of sales


Other
~28%
Life
Sciences
~40%
Chemical
~13%
Food
Manufacturers
~20%

Diversified sales by geography

- Well positioned to address growth in faster growing geographies
- Products sold in ~140 countries
- Direct sales presence in ~40 countries
- Emerging markets = ~37% of sales, or 17% excluding China


Asia/ROW
34%
Americas
40%
Europe
26%

Represents management estimates for 2022

Spinnaker 6 – Next Wave of Initiatives for Sales Excellence 12  Spinnaker focuses on Sales, Marketing, and Service, comprised of initiatives and processes to accelerate sales growth and improve profitability - Increase demand for our products, solutions and services via Leads Generation and Sales Force Guidance - Increase our ability to convert demand into orders via Value Selling and Pipeline Management - Optimize our costs to sell and to serve via advanced Sales and Service Setups  We are introducing the sixth wave of our Spinnaker program - As with previous waves, it will be an opportunity to further refine our key initiatives - In addition, this sixth wave will: - Further differentiate our approach with a strong focus on providing a unique and memorable Customer experience - Leverage new possibilities offered by the digitalization of processes, topK, Big Data Analytics, and AI

iBase Penetration Leveraging Big Data Analytics Selling Service at POS Ensure Uptime and Satisfaction Service Excellence Maximize Productivity Service Growth Drivers  Advanced iBase analysis  Service Sales Force guidance  Service Telesales campaigns  Life-cycle campaigns  Contract upsell  Value-Selling Service content for product reps  Service training for product sales reps  Auto-attach functionality  Enhanced reporting  AI-based duration estimates  Field force efficiency  Remote diagnostics & support  24/7 help desk  Service pricing excellence  People development 13 Service represents >20% of sales and a significant growth opportunity Uptime ■ Performance ■ Compliance ■ Expertise

Recent Laboratory Product Innovation 14 ISM 2.0 Process Analytics digital sensors DSC 5+ Thermal Analysis

Recent Industrial Product Innovation 15 PHD smart ultra-low profile hygienic floor scale X2 series X-ray inspection

Margin Enhancement Strong track record of continuous margin improvement 16 (1) Represents Adjusted Operating Profit Margin, a non-GAAP measure; reconciliation provided in the appendix. 14% 16% 18% 20% 22% 24% 26% 28% 30% 32% 52% 53% 54% 55% 56% 57% 58% 59% 60% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Gross Margin Operating Margin (1) Key Drivers:  Organic sales growth  Pricing program  SternDrive initiatives  Business mix

SternDrive

METTLER TOLEDO | 17

Global program for operational excellence and continuous improvement

SternDrive

PO Productivity and Supply Chain Efficiency

Material Cost Reduction



Shop-Floor Productivity



Back-Office Productivity



- Focus on material cost reductions, manufacturing productivity and back-office productivity
- Impacts 20 manufacturing locations, 3 logistic hubs and ~5,000 employees

Acquisition Strategy Select acquisitions to enhance leadership or expand offering, primarily focused on Life Sciences/ Biopharma tools & software bolt-on’s  Strong platform for small/medium companies who are at inflection point needing scale-up manufacturing and/or international footprint. 18 Close strategic gaps (Product lines and geography) Acquisition Strategy Technologies to complement product portfolio Expand distribution channel

METTLER TOLEDO | 19

Q4 Financial Results Update

- Q4 local currency sales declined approximately 13% in Q4 2023, below prior guidance of a 7% to 8% decline due to unexpected shipping delays with a new external European logistics service provider.
- Delays impacted Global operations as our European logistics hub ships and receives product from all regions and divisions.
  - Disproportionately impacted Laboratory sales and disproportionately impacted sales in Europe.
  - China was in-line with prior guidance. Europe was significantly impacted, and the Americas was lower than expected.
  - Industrial was in-line with prior guidance, while Laboratory and Retail were lower than expected.
- Adjusted EPS expected to decline approximately 23% year-over-year in Q4 2023, below prior guidance of a 12% to 13% decline
- The Company expects to largely recover the lost sales in the first quarter of 2024 as our backlog in Q4 was higher than we expected by a similar amount of our Q4 sales shortfall.


Sub-Supplier
Supplier
~20 Production Organizations
3 Logistics HUBs
~40 Market Organizations
Customers

Opportunities in a Dynamic Environment 20  Pharma/Biopharma investments will continue to grow long term - Re/Home-shoring of R&D and manufacturing to India/US/EU - New modalities and discoveries in mAbs and mRNA - Cell and gene therapies  Semiconductor, battery technologies and sustainable materials - Re/Home-shoring of R&D and manufacturing to US/EU - Continued investments in battery technologies and green technologies - Sustainable polymers and new materials for emerging technologies  Automation and productivity - Need for automation and productivity gains across all industries - Cost pressure and shrinking workforce - Fast innovation around AI De-globalization, new technologies and need for automation

Summary 21 Significant Competitive Differentiators  Global leader in fragmented markets  Innovative product portfolio  Largest direct sales network with excellent application knowledge  Strong culture of execution and continuous improvement Well Developed & Ingrained Growth Strategies  Sophisticated Go-to-Market strategy and processes  Fully committed to capitalize on faster growing markets  Constant innovation to drive technology leadership Solid Financial Model Supports Efficient Capital Allocation  Sophisticated programs to support margin expansion  Select acquisitions to enhance leadership or expand offering  Return capital via daily share repurchases

22 Thank You.

Appendix GAAP to Non-GAAP Measure Reconciliation Dollars in Millions 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 GAAP consolidated net sales 2,342 2,379 2,486 2,395 2,508 2,725 2,936 3,009 3,085 3,718 3,920 Local currency (LC) sales growth 4% 1% 5% 3% 7% 8% 6% 5% 2% 18% 11% FX impact -3% 1% -1% -7% -2% 1% 2% -3% 1% 3% -6% Reported USD Sales Growth 1% 2% 4% -4% 5% 9% 8% 2% 3% 21% 5% Operating Margin % Reconciliation 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Earnings before tax (GAAP) 383 403 445 463 504 574 652 681 749 949 1,071 Amortization 21 25 29 31 36 43 48 50 57 63 66 Interest expense 23 23 25 27 28 33 35 37 39 43 55 Restructuring charges 17 20 6 11 6 13 18 16 11 5 10 Other charges (income), net 1 3 2 (1) 8 (6) (22) (6) (14) (3) (9) Pension reclassification (4) (6) (15) (13) (10) 0 0 0 0 0 0 Adjusted Operating Profit (non-GAAP) 440 467 492 519 573 657 731 778 841 1,058 1,192 Adjusted Operating Profit % of Sales 18.8% 19.6% 19.8% 21.7% 22.9% 24.1% 24.9% 25.9% 27.2% 28.5% 30.4% Earnings Per Share (EPS) 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 GAAP Earnings Per Share (EPS) $9.14 $9.96 $11.44 $12.48 $14.22 $14.24 $19.88 $22.47 $24.91 $32.78 $38.41 Purchased intangible amortization, net of tax $0.14 $0.12 $0.13 $0.14 $0.18 $0.27 $0.39 $0.43 $0.46 $0.70 $0.87 Restructuring charges, net of tax $0.39 $0.49 $0.15 $0.30 $0.18 $0.38 $0.56 $0.50 $0.35 $0.18 $0.34 Acquisition (gain) cost, net of tax $0.03 $0.05 ($0.74) $0.35 $0.03 Tax items (discrete items '11, reform: US '17- '18, Swiss '19) $2.73 $0.14 ($0.63) Other $0.01 $0.19 ($0.10) $0.09 Adjusted EPS (non-GAAP) $9.67 $10.58 $11.72 $12.92 $14.80 $17.57 $20.32 $22.77 $25.72 $34.01 $39.65 Figures may not foot due to rounding 23

24 The Company does not plan to release preliminary financial information on an ongoing basis. The financial information regarding the quarter ended December 31, 2023 included in this presentation is preliminary, is based on information available to management as of the date of this presentation, and is subject to further changes upon completion of the Company's standard quarter and year-end closing procedures. As the Company completes its quarter-end and year-end financial close processes and finalizes its financial statements for the quarter and year ended December 31, 2023, it will be required to make significant judgments in a number of areas. The Company does not intend to update such financial information prior to release of its financial statement information for the quarter and year ended December 31, 2023. The presentation contains certain “non-GAAP financial measures” that the Company uses to supplements its U.S. GAAP results with non-GAAP financial measures, including Adjusted Earnings per Share and Adjusted Operating Profit. Adjusted Earnings per Share The Company defines Adjusted Earnings per Share as diluted earnings per common share excluding certain non-recurring discrete tax items, amortization of purchased intangible assets, net of tax, restructuring charges, net of tax and certain other one-time charges, net of tax. The most directly comparable U.S. GAAP financial measure is diluted earnings per common share. The Company believes that Adjusted Earnings per Share is important supplemental information for investors. The Company uses this measure because it excludes certain non-recurring discrete tax items, amortization of purchased intangibles, net of tax, restructuring charges, net of tax and certain other one-time charges, net of tax, which management believes are not directly related to current and ongoing operations thereby providing investors with information that helps to compare ongoing operating performance. Adjusted Earnings per Share is used in addition to and in conjunction with results presented in accordance with U.S. GAAP. Adjusted Earnings per Share is not intended to represent diluted earnings per common share under U.S. GAAP and should not be considered as an alternative to diluted earnings per common share as an indicator of the Company’s performance. Limitations of Mettler-Toledo’s non-GAAP measure, Adjusted Earnings per Share Mettler-Toledo’s non-GAAP measure, Adjusted Earnings per Share, has certain material limitations as follows: It does not include certain non-recurring discrete tax items, amortization expense of purchased intangibles, net of tax, restructuring charges, net of tax and certain other one-time charges, net of tax. Because non-recurring discrete tax items, amortization of purchased intangibles, restructuring charges and certain other one- time charges are components of diluted earnings per share under U.S. GAAP, any measure that excludes non-recurring discrete tax items, amortization of purchased intangibles, restructuring charges and certain other one-time charges, has material limitations.

Adjusted Operating Profit The Company defines Adjusted Operating Profit as gross profit less research and development and selling, general and administrative expenses before amortization, interest, restructuring charges and other charges (income), net and taxes. The most directly comparable U.S. GAAP financial measure is earnings before taxes. The Company believes that Adjusted Operating Profit is important supplemental information for investors. Adjusted Operating Profit is used internally as the principal profit measurement by its segments in their reporting to management. The Company uses this measure because it excludes amortization, interest, restructuring charges and other charges (income), net and taxes, which are not allocated to the segments. On a consolidated basis, the Company also believes Adjusted Operating Profit is an important supplemental method of measuring profitability. It is used internally by senior management for measuring profitability and setting performance targets for managers, and has historically been used as one of the means of publicly providing guidance on possible future results. The Company also believes that Adjusted Operating Profit is an important performance measure because it provides a measure of comparability to other companies with different capital or legal structures, which accordingly may be subject to disparate interest rates and effective tax rates, and to companies which may incur different amortization expenses or impairment charges related to intangible assets. Limitations of Mettler-Toledo’s non-GAAP measure, Adjusted Operating Profit The Company’s non-GAAP measure, Adjusted Operating Profit, has certain material limitations as follows:  It excludes amortization expense. Because this item is recurring, any measure that excludes amortization expense has material limitations.  It does not include interest expense. Because the Company has borrowed money to finance some of its operations, interest is a necessary and ongoing part of its costs and has assisted the Company in generating revenue. Therefore any measure that excludes interest expense has material limitations.  It excludes restructuring charges. Because restructuring charges are a component of operating income under U.S. GAAP, any measure that excludes restructuring charges, has material limitations.  It excludes other charges (income), net. Because other charges (income), net is a component of operating income under U.S. GAAP, any measure that excludes other charges (income), net, has material limitations. 25 For internal use - Confidential